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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2002

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

          Mississippi                     0-22595                72-1362492
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)




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Item 2. Disposition of Assets

     On July 17, 2002, the Board of Directors of Friede Goldman Halter, Inc. (FGH: FGHLQ) announced that Friede Goldman Halter, Inc. (OTCBB: FGHLQ) has continued the auction process related to the Halter business unit, originally scheduled to commence on July 16th, to the morning of July 23rd.

     On the afternoon of July 23rd a hearing will take place on the sale of the Halter unit to the successful bidder as determined at the auction. This revised process keeps the sale of Halter on schedule and the original timeline remains valid with the closing expected to take place in mid-August.

     For additional information, reference is made to the Press Release dated July 17, 2002, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (c)

     Exhibit 99.1       Press Release of Registrant dated July 17, 2002



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FRIEDE GOLDMAN HALTER, INC.

Date: July 17, 2002

                                By: /s/ T. Jay Collins
                                    -----------------------------------
                                    T. Jay Collins
                                    Chief Executive Officer



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                                  EXHIBIT INDEX

       Exhibit No.                Description
       -----------                -----------
         *99.1              Press Release of Registrant dated July 17, 2002

-------------------
* Filed herewith.




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